Exhibit 10.38

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

[***]
Order
[***]
228 Park Avenue South #23474 / New York, NY 10003
[***]

Licensee Information

Licensee Legal Name:	(“Bullish (GI) Limited”)	Licensee Address:	[***]
(“Licensee”)			[***]
Primary Contact:	[***]	Billing Contact:	[***]
Primary Email:	[***]	Billing Email:	[***]
Primary Phone:		Billing Phone:

Order Summary

Order start date:	Oct 1, 2021	Billing start date:	Oct 1, 2021

Order end date:	Sep 30, 2022	Billing frequency:	Annual

Order term:	12.0 (Months)	Payment terms:	Net 30

Subscription Service Information

Service Name	Qty
Chainalysis Know Your Transaction (KYT) [***]	1.00

Annual Subscription Fees Total: [***]

Total Order Value: [***]

[***]

Purchase Order Information: (Customer to complete)

Is a Purchase Order (PO) required for the purchase or payment of the products on this Order Form?

Please select:

If Yes, please complete the following:

        PO Number:

Remarks:

[***]

DocuSign Envelope ID: 49EBD6E8-A7D4-426A-9677-9C3B296CB5E5

This order (the “Order” or “Order Form”), effective as of the last date signed below (the “Order Effective Date”), is entered into by and between Chainalysis Inc. (“Chainalysis”) and Licensee and is subject to the agreement for the applicable services executed between the parties (the “Terms” or “MSA”). [***] Unless specifically noted herein or in the Terms, the Terms will control if there is any conflict between them and this Order. “Order start date” shall have the same meaning as “Service Start Date” and any reference to “Initial Term”, “Renewal Term”, or “Term” shall include the Order term set forth herein, as is applicable. [***] Capitalized terms that are not defined in this Order will have the meanings given in the Terms.

The parties have caused their duly authorized representatives to execute and be bound by this Order as of the Order Effective Date.

Bullish (GI) Limited	[***]

[***]	[***]
[***]	Name: [***]
Title: Authorized Signatory	Title: Authorized Signatory
Date: [***]	Date: [***]

This Order Form is NOT proof of Licensee’s use of Chainalysis’ Services for compliance purposes